Leases	9 Months Ended
Sep. 30, 2017
Leases [Abstract]
Leases
Leases
Capital Lease Obligations

As at
September 30, 2017
$
Total obligations related to capital leases	150,956
Less: current portion	(7,098)
Long-term obligations related to capital leases	143,858

In July 2017, the Company completed a $153.0 million sale-leaseback financing transaction with a financial institution relating to four of the Company's Suezmax tankers, the Athens Spirit, Beijing Spirit, Moscow Spirit and Sydney Spirit. Under this arrangement, the Company transferred the vessels to subsidiaries of the financial institution (or collectively the Lessors) and leased the vessels back from the Lessors on bareboat charters for a 12-year term. The Company has the option to purchase each of the four vessels at any point between July 2020 and July 2029.
The Company understands that these vessels and lease operations are the only assets and operations of the Lessors. The Company operates the vessels during the lease term and as a result is considered to be, under US GAAP, the Lessor's primary beneficiary and therefore the Company consolidates the Lessors for financial reporting purposes.
The liabilities of the Lessors are loans and are non-recourse to the Company. The amounts funded to the Lessors in order to purchase the vessels materially match the funding to be paid by the Company's subsidiaries under the lease-back transaction. As a result, the amounts due by the Company's subsidiaries to the Lessors have been included in obligations related to capital leases as representing the Lessor's loans.
The bareboat charters also require that the Company maintain a minimum liquidity (cash, cash equivalents and undrawn committed revolving credit lines with at least six months to maturity) of $35.0 million and at least 5.0% of the Company's consolidated debt and obligations related to capital leases (excluding applicable security deposits reflected in restricted cash - long-term on the Company's consolidated balance sheets). In addition, the Company is required for each vessel to maintain a hull coverage ratio of 90% of the total outstanding principal balance during the first three years of the lease period and 100% of the total outstanding principal balance thereafter. Such requirement is assessed annually with reference to vessel valuations compiled by one or more agreed upon third parties. As at September 30, 2017, this ratio was approximately 105%. As at September 30, 2017, the Company was in compliance with all covenants in respect of the obligations related to capital leases.
As at September 30, 2017, the remaining commitments under the four capital leases for Suezmax tankers was approximately $222.8 million, including imputed interest of $71.8 million, repayable from 2017 through 2029, as indicated below:

Year	Commitment
Remaining 2017	$4,098
2018	$16,257
2019	$16,257
2020	$16,302
2021	$16,257
Thereafter	$153,666